SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securties Exchange Act of 1934



                           Nu Skin Asia Pacific, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                           001-12421                          87-0565309
(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File number)               Identification No.)
Incorporation)


75 West Center Street, Provo, Utah                                         84601
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code                (801) 345-6100

                            -------------------------

         (Former name or former address, if changed since last report.)


                    The Index to Exhibits appears on Page 4.

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Item 5.  Other Events

         (i) Reference is made to the press release issued to the public by the Registrant on January 23, 1998, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Press release of Nu Skin Asia Pacific Inc. dated January 23, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the day indicated.


NU SKIN ASIA PACIFIC, INC.
(Registrant)



                                                 By: /s/ M. Truman Hunt
                                                 ----------------------
                                                 M. Truman Hunt
                                                 Vice President of Legal Affairs
                                                 and Investor Relations

Dated: January 23, 1998

                                INDEX TO EXHIBITS

Exhibit           Description                                              Page


99.1              Text of press release of Nu Skin Asia Pacific, Inc.        5
                  dated January 23, 1998